Exhibit 99.1

Entercom Communications Corp.

Reports Fourth Quarter and 2009 Annual Results

(Bala Cynwyd, Pa. February 23, 2010) Entercom Communications Corp. (NYSE: ETM) today reported financial results for the quarter and year ended December 31, 2009.

Fourth Quarter Highlights

•                  Net revenues for the quarter decreased 8% to $96.0 million and station expenses decreased 5% to $61.5 million

•                  Station operating income decreased 12% to $34.5 million

•                  EBITDA decreased 15% to $30.0 million

•                  Same station net revenues decreased 8% and same station expenses decreased 5%

•                  Same station operating income decreased 12%

•                  Net income per share increased to $0.68

•                  Adjusted net income per share decreased 12% to $0.29

•                  Free cash flow decreased 3% to $22.2 million

2009 Annual Highlights

•                  Net revenues for the year decreased 15% to $372.4 million and station expenses decreased 8% to $252.1 million

•                  Station operating income decreased 27% to $120.4 million

•                  EBITDA decreased 29% to $102.7 million

•                  Same station net revenues decreased 15% and same station expenses decreased 8%

•                  Same station operating income decreased 27%

•                  Net income per share increased to $0.16

•                  Adjusted net income per share decreased 31% to $0.88

•                  Free cash flow decreased 25% to $70.4 million

David J. Field, President and Chief Executive Officer stated: “Entercom posted strong sequential improvement during the fourth quarter, ending the year with positive revenue and operating cash flow growth for the month of December.  Business conditions improved significantly during the fourth quarter and this positive trend has accelerated into the first two months of 2010.  Furthermore, despite the terribly challenging conditions of 2009, we have fulfilled our stated goal of emerging from the recession with enhanced capabilities, a stronger competitive position and an improved business model.   For the year 2009, Entercom generated $70 million of free cash flow, reduced our net debt by over $100 million, trimmed expenses by 8%, and yet continued to enhance our capabilities in critical areas, such as digital, on-line and on-air content, and business development.  We also achieved significant growth in station ratings and dramatic improvement in key digital metrics on our stations’ websites.  The outlook for 2010 has brightened, bolstered by accelerating advertiser demand and improvement in radio’s relative value proposition in comparison to other media and we believe we are well positioned to capitalize on this rebound.”

Additional Information

During the quarter, the Company completed the second portion of its $12.6 million sale of certain of its tower facilities. The Company received $8.1 million of sale proceeds in the fourth quarter and had previously received $4.5 million in the third quarter. In addition, the transaction provides for an earn-out based on the financial performance of the divested towers.

The Company recorded an income tax benefit of $6.7 million in the fourth quarter related to an anticipated refund of previously paid taxes.

During the quarter, the Company reduced its outstanding net senior and senior subordinated debt by $36.9 million. As of December 31, 2009, the Company had $10.8 million in cash and cash equivalents, $729.2 million of senior debt and $6.6 million of senior subordinated notes. The Company repurchased $17.3 million of its senior subordinated notes during the quarter.

Entercom reduced its outstanding net senior and senior subordinated debt by $104 million during 2009, including the repurchase of $76.9 million of its senior subordinated notes at a discount.

The Company has provided notice to its bondholders that it is redeeming all of its outstanding 7.625% Senior Subordinated Notes on March 8, 2010.

The Company repurchased 0.7 million shares of common stock in 2009.

Earnings Conference Call and Company Information

Entercom will hold a conference call regarding the quarterly earnings release on February 23, 2010 at 10:30 AM Eastern Time. Investors will have the opportunity to submit questions to the Company regarding the fourth quarter earnings release by emailing their inquiries to questions@Entercom.com. Questions should be sent at least 15 minutes prior to the call. The Company will only discuss inquiries made by email prior to the conference call. The public may access the conference call by dialing 888-889-0278 (passcode: Entercom).  A replay of the conference call will be available and can be accessed either by dialing 800-925-0851 or by visiting the Company’s website: www.entercom.com. Additional information and reconciliation of same station results are available on the Company’s website at www.entercom.com.

Entercom Communications Corp. is one of the five largest radio broadcasting companies in the United States, with a nationwide portfolio in excess of 100 stations in 23 markets, including San Francisco, Boston, Seattle, Denver, Portland, Sacramento and Kansas City. Known for developing unique and highly successful, locally programmed stations, Entercom is home to some of radio’s most distinguished brands and compelling personalities. The Company is also the radio broadcast partner of the Boston Red Sox, Boston Celtics, Kansas City Royals, New Orleans Saints and Buffalo Sabres.

Entercom focuses on creating effective integrated marketing solutions for its customers that incorporate the Company’s audio, digital and experiential assets.  Additionally, the Company has a long-standing commitment to responsible corporate citizenship and environmental stewardship.  Entercom stations play a vital, hands-on role in improving their communities, providing over $100 million in annual support for local charitable organizations.

The Company’s radio stations have received numerous awards, including multiple Edward R. Murrow Awards for excellence in broadcast journalism and National Association of Broadcasters (NAB) Marconi Awards for excellence in radio broadcasting. In 2007, Forbes magazine named Entercom one of America’s “Most Trustworthy Companies.”

For more information, please visit www.entercom.com.

Certain Definitions

All references to per share data, unless stated otherwise, are presented as per diluted share. All references to shares outstanding, unless stated otherwise, are presented to exclude unvested restricted stock units. All references to net debt are outstanding debt net of cash on hand.

Station expenses consist of station operating expenses excluding non-cash compensation expense.

Corporate expenses consist of corporate general and administrative expenses excluding non-cash compensation expense.

Station operating income consists of operating income (loss) before depreciation and amortization, time brokerage agreement fees (income), corporate expenses, corporate non-cash compensation expense, station non-cash compensation expense, impairment loss and gain or loss on sale or disposition of assets.

EBITDA consists of income (loss) from continuing operations, adjusted to exclude: income taxes (benefit), total other expense (income), depreciation and amortization, time brokerage agreement fees (income), corporate and station non-cash compensation expense, impairment loss and gain or loss on sale or disposition of assets.

Free cash flow consists of operating income (loss): (i) plus depreciation and amortization, non-cash compensation expense, impairment loss and income (loss) from discontinued operations before income taxes (benefit), depreciation and amortization expense and impairment loss; and (ii) less net interest expense (excluding amortization of deferred financing costs), gains (loss) on sale of assets, taxes paid and capital expenditures.

Adjusted net income consists of net income (loss) adjusted to exclude: (i) income (loss) from discontinued operations before income taxes (benefit); (ii) reported taxes; (iii) gain/loss on sale of assets, derivative instruments and investments; (iv) non-cash compensation expense; (v) other income; (vi) impairment loss; and (vii) gain/loss on early extinguishment of debt.   For purposes

of comparison, income taxes are reflected at the expected statutory federal and state tax rate of 42% without discrete items of tax and valuation allowances.

Adjusted net income per share includes any dilutive equivalent shares when not anti-dilutive.

Same station data is computed by comparing the performance of stations operated by the Company throughout the relevant period to the comparable performance in the prior year’s corresponding period.

Non-GAAP Financial Measures

It is important to note that station operating income, station expense, corporate expense, same station net revenues, same station expenses, same station operating income, EBITDA, adjusted net income, adjusted net income per share and free cash flow are not measures of performance or liquidity calculated in accordance with generally accepted accounting principles (“GAAP”).  Management believes that these measures are useful as a way to evaluate the Company and the means for management to evaluate our radio stations’ performance and operations.  Management believes that these measures are useful to an investor in evaluating our performance because they are widely used in the broadcast industry as a measure of a radio company’s operating performance.

Certain adjusted non-GAAP financial measures are presented in this release (e.g., adjusted net income and adjusted net income per share). The adjustments exclude gain/loss on sale of assets, derivative instruments, and investments; non-cash compensation expense, other income, impairment loss and gain/loss on early extinguishment of debt. Management believes these adjusted non-GAAP measures provide useful information to Management and investors by excluding certain income, expenses and gains and losses that may not be indicative of the Company’s core operating and financial results.  Similarly, Management believes these adjusted measures are a useful performance measure because certain items included in the calculation of net income (loss) may either mask or exaggerate trends in the Company’s ongoing operating performance. Further, the reconciliations corresponding to these adjusted measures, by identifying the individual adjustments, provide a useful mechanism for investors to consider these adjusted measures with some or all of the identified adjustments.

Management uses these non-GAAP financial measures on an ongoing basis to help track and assess the Company’s financial performance. You, however, should not consider non-GAAP measures in isolation or as substitutes for net income (loss), operating income, or any other measure for determining our operating performance that is calculated in accordance with generally accepted accounting principles.  These non-GAAP measures are not necessarily comparable to similarly titled measures employed by other companies.  The accompanying financial tables provide reconciliations to the nearest GAAP measure of all non-GAAP measures provided in this release.

Note Regarding Forward-Looking Statements

The information in this news release is being widely disseminated in accordance with the Securities and Exchange Commission’s Regulation FD.

This news announcement contains certain forward-looking statements that are based upon current expectations and certain unaudited pro forma information that is presented for illustrative purposes only and involves certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Additional information and key risks are described in the Company’s filings on Forms 8-K, 10-Q and 10-K with the Securities and Exchange Commission. Readers should note that these statements might be impacted by several factors including changes in the economic and regulatory climate and the business of radio broadcasting, in general. The unaudited pro forma information and same station operating data reflect adjustments and are presented for comparative purposes only and do not purport to be indicative of what has occurred or indicative of future operating results or financial position.  Accordingly, the Company’s actual performance may differ materially from those stated or implied herein.  The Company assumes no obligation to publicly update or revise any unaudited pro forma or forward-looking statements.

Contact:

Steve Fisher

Executive Vice President-Operations and Chief Financial Officer

610-660-5647

Fourth Quarter 2009

Earnings Release

ENTERCOM COMMUNICATIONS CORP.

FINANCIAL DATA

(amounts in thousands, except per share data)

(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2009	2008	2009	2008
STATEMENTS OF OPERATIONS

Net Revenues	$95,996	$104,097	$372,432	$438,822

Station Expenses	61,520	64,792	252,066	273,635
Station Expense - Non-Cash Compensation	516	700	1,976	2,552
Corporate Expenses	4,514	4,042	17,663	19,613
Corporate Expenses - Non-Cash Compensation	675	1,345	4,912	7,304
Depreciation And Amortization	3,940	4,433	16,600	20,442
Impairment Loss	—	651,129	67,676	835,716
Net Time Brokerage Agreement Income	—	(45)	(2)	(233)
Net (Gain) Loss On Sale Or Disposition of Assets	271	38	420	(9,899)
Total Operating Expenses	71,436	726,434	361,311	1,149,130
Operating Income (Loss)	24,560	(622,337)	11,121	(710,308)

Other Expense (Income) Items:
Interest Expense	7,401	10,209	31,229	45,040
Net Gain On Early Extinguishment Of Debt	(1,545)	(2,932)	(20,805)	(6,949)
Interest And Dividend Income	(23)	(24)	(58)	(323)
Other Income	—	(83)	(380)	(3,339)
Net Gain On Derivative Instruments	—	—	—	(34)
Net Loss On Investments	966	8	966	469
Total Other Expense	6,799	7,178	10,952	34,864

Income (Loss) From Continuing Operations Before Income Tax Provision (Benefit)	17,761	(629,515)	169	(745,172)

Income Tax Provision (Benefit)	457	(247,964)	1,167	(291,966)
Income Taxes (Benefit) From Change In Valuation Allowance Reserve	(6,696)	47,671	(6,696)	59,366
Total Income Tax Benefit	(6,239)	(200,293)	(5,529)	(232,600)

Income (Loss) From Continuing Operations	24,000	(429,222)	5,698	(512,572)
Loss From Discontinued Operations, Net Of Income Tax Benefit	—	(582)	—	(4,079)
Net Income (Loss)	$24,000	$(429,804)	$5,698	$(516,651)

Net Income (Loss) Per Share - Basic And Diluted
Income (Loss) From Continuing Operations	$0.68	$(11.89)	$0.16	$(13.94)
Loss From Discontinued Operations, Net Of Income Tax Benefit	—	(0.02)	—	(0.11)
Net Income (Loss) Per Share - Basic And Diluted	$0.68	$(11.91)	$0.16	$(14.05)

Weighted Common Shares Outstanding - Basic	35,295	36,095	35,321	36,782
Weighted Common Shares Outstanding - Diluted	37,040	36,095	36,403	36,782

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

Capital Expenditures	$753	$2,571	$2,467	$8,553
Income Taxes Paid	$—	$—	$192	$22

SELECTED BALANCE SHEET DATA

	December 31,
	2009	2008

Cash And Cash Equivalents	$10,751	$4,284
Working Capital	(14,932)	22,776
Total Assets	934,836	996,734
Senior Debt	729,173	750,197
Finance Method Lease Obligations	12,610	—
7.625% Senior Subordinated Notes	6,579	83,500
Total Shareholders’ Equity	114,252	100,257

OTHER FINANCIAL DATA

	Three Months Ended		Year Ended
	December 31,		December 31,
	2009	2008	2009	2008

Dividends Paid Per Common Share	$—	$—	$—	$0.58

Same Station Computations:
Reconciliation Of GAAP Net Revenues To Same Station Net Revenues:
Net Revenues	$95,996	$104,097	$372,432	$438,822
Divestitures Of Radio Station Towers	(152)	(238)	(949)	(913)
Same Station Net Revenues	$95,844	$103,859	$371,483	$437,909

Reconciliation Of GAAP Station Operating Expenses To Station Expenses And Same Station Expenses:
Station Operating Expenses	$62,036	$65,492	$254,042	$276,187
Station Expenses - Non-Cash Compensation	(516)	(700)	(1,976)	(2,552)
Station Expenses	61,520	64,792	252,066	273,635
Divestitures Of Radio Station Towers	(68)	(70)	(153)	(202)
Same Station Expenses	$61,452	$64,722	$251,913	$273,433

Reconciliation Of GAAP Corporate General & Administrative Expenses To Corporate Expenses
Corporate General & Administrative Expenses	$5,189	$5,387	$22,575	$26,917
Corporate Expenses - Non-Cash Compensation	(675)	(1,345)	(4,912)	(7,304)
Corporate Expenses	$4,514	$4,042	$17,663	$19,613

Reconciliation Of GAAP Operating Income (Loss) To Station Operating Income And Same Station Operating Income
Operating Income (Loss)	$24,560	$(622,337)	$11,121	$(710,308)
Corporate Expenses	4,514	4,042	17,663	19,613
Corporate Expenses - Non-Cash Compensation	675	1,345	4,912	7,304
Station Expenses - Non-Cash Compensation	516	700	1,976	2,552
Depreciation And Amortization	3,940	4,433	16,600	20,442
Impairment Loss	—	651,129	67,676	835,716
Net Time Brokerage Agreement Income	—	(45)	(2)	(233)
Net (Gain) Loss On Sale Or Disposition of Assets	271	38	420	(9,899)
Station Operating Income	34,476	39,305	120,366	165,187
Divestitures Of Radio Station Towers	(84)	(168)	(796)	(711)
Same Station Operating Income	$34,392	$39,137	$119,570	$164,476

Reconciliation Of GAAP Income (Loss) From Continuing Operations To EBITDA:
Income (Loss) From Continuing Operations	$24,000	$(429,222)	$5,698	$(512,572)
Income Tax Benefit	(6,239)	(200,293)	(5,529)	(232,600)
Total Other Expense	6,799	7,178	10,952	34,864
Corporate Expenses - Non-Cash Compensation	675	1,345	4,912	7,304
Station Expenses - Non-Cash Compensation	516	700	1,976	2,552
Depreciation And Amortization	3,940	4,433	16,600	20,442
Impairment Loss	—	651,129	67,676	835,716
Net Time Brokerage Agreement Income	—	(45)	(2)	(233)
Net (Gain) Loss On Sale Or Disposition of Assets	271	38	420	(9,899)
EBITDA	$29,962	$35,263	$102,703	$145,574

Reconciliation Of GAAP Income (Loss) From Continuing Operations To Free Cash Flow:
Income (Loss) From Continuing Operations	$24,000	$(429,222)	$5,698	$(512,572)
Depreciation And Amortization	3,940	4,433	16,600	20,442
Impairment Loss	—	651,129	67,676	835,716
Deferred Financing Costs Included In Interest Expense	371	398	1,518	1,647
Non-Cash Compensation Expense	1,191	2,045	6,888	9,856
Net (Gain) Loss On Sale Or Disposition Of Assets	271	38	420	(9,899)
Net Gain On Derivative Instruments	—	—	—	(34)
Net Loss On Investments	966	8	966	469
Net Gain On Early Extinguishment Of Debt	(1,545)	(2,932)	(20,805)	(6,949)
Other Income	—	(83)	(380)	(3,339)
Income Tax Benefit	(6,239)	(200,293)	(5,529)	(232,600)
Capital Expenditures	(753)	(2,571)	(2,467)	(8,553)
Income Taxes Paid	—	—	(192)	(22)
Income From Discontinued Operations, Before Income Taxes (Benefit), D&A Expense And Impairment Loss	—	—	—	28
Free Cash Flow	$22,202	$22,950	$70,393	$94,190

Reconciliation Of GAAP Operating Income (Loss) To Free Cash Flow:
Operating Income (Loss)	$24,560	$(622,337)	$11,121	$(710,308)
Depreciation and Amortization	3,940	4,433	16,600	20,442
Impairment Loss	—	651,129	67,676	835,716
Non-Cash Compensation Expense	1,191	2,045	6,888	9,856
Interest Expense, Net of Interest And Dividend Income And Deferred Financing Costs	(7,007)	(9,787)	(29,653)	(43,070)
Capital Expenditures	(753)	(2,571)	(2,467)	(8,553)
Net (Gain) Loss On Sale Or Disposition Of Assets	271	38	420	(9,899)
Income Taxes Paid	—	—	(192)	(22)
Income From Discontinued Operations, Before Income Taxes (Benefit), D &A Expense And Impairment Loss	—	—	—	28
Free Cash Flow	$22,202	$22,950	$70,393	$94,190

Reconciliation Of GAAP Net Income (Loss) To Adjusted Net Income
Net Income (Loss)	$24,000	$(429,804)	$5,698	$(516,651)
Loss From Discontinued Operations, Net Of Income Tax Benefit	—	(582)	—	(4,079)
Income Tax Benefit	(6,239)	(200,293)	(5,529)	(232,600)
Income (Loss) From Continuing Operations Before Income Taxes	17,761	(629,515)	169	(745,172)
Impairment Loss	—	651,129	67,676	835,716
Net (Gain) Loss on Sale Or Disposal Of Assets	271	38	420	(9,899)
Net Gain On Derivative Instruments	—	—	—	(34)
Net Loss On Investments	966	8	966	469
Net Gain On Extinguishment Of Debt	(1,545)	(2,932)	(20,805)	(6,949)
Other Income	—	(83)	(380)	(3,339)
Non-Cash Compensation Expense	1,191	2,045	6,888	9,856
Adjusted Income Before Income Taxes	18,644	20,690	54,934	80,648
Income Taxes	7,830	8,690	23,072	33,872
Adjusted Net Income	$10,814	$12,000	$31,862	$46,776

Weighted Common Shares Outstanding - Diluted , As Reported	37,040	36,095	36,403	36,782
Weighted Common Shares Outstanding - Diluted (Adjustment Required As Not Anti-Dilutive)	—	3	—	24
Weighted Common Shares Outstanding - Diluted	37,040	36,098	36,403	36,806

Adjusted Net Income Per Share - Diluted	$0.29	$0.33	$0.88	$1.27

PRIOR YEAR’S DATA

First Quarter 2009 As Reported And Same Station

Three Months
Ended
March 31, 2009
Reconciliation Of GAAP Net Revenues To Same Station Net Revenues:
Net Revenues	$75,371
Divestiture Of Radio Station Towers	(242)
Same Station Net Revenues	$75,129

Reconciliation Of GAAP Station Operating Expenses To Station Expenses And Same Station Expenses
Station Operating Expenses	$58,569
Station Expenses - Non-Cash Compensation	(90)
Station Expenses	58,479
Divestiture Of Radio Station Towers	(32)
Same Station Expenses	$58,447

PRIOR YEAR’S DATA

Fourth Quarter 2008

Three Months
Ended
December 31, 2008

Net Revenues	$104,097

Reconciliation Of GAAP Station Operating Expenses To Station Expenses:
Station Operating Expenses	$65,492
Station Expenses - Non-Cash Compensation	(700)
Station Expenses	$64,792